AMENDMENT NO. 1 TO THE PARTICIPATON AGREEMENT

Among

OPPENHEIMER VARIABLE ACCOUNT FUNDS,

OPPENHEIMERFUNDS, INC.

PACIFIC LIFE INSURANCE COMPANY

And

PACIFIC LIFE & ANNUITY COMPANY

THIS AMENDMENT NO 1. to the PARTICIPATION AGREEMENT (the “Agreement”), dated April 15, 2013, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Pacific Life Insurance Company and Pacific Life & Annuity Company is effective May 1, 2014.

The Agreement is amended as follows:

1. Schedule 1 is hereby deleted and replaced in its entirety by this Schedule 1.

SCHEDULE 1

Separate Accounts – Pacific Life Insurance Company

Separate Account A of Pacific Life Insurance Company

Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company

Pacific Select Exec Separate Account of Pacific Life Insurance Company

Pacific COLI Separate Account

Pacific COLI Separate Account II

Pacific COLI Separate Account III

Pacific COLI Separate Account IV

Pacific COLI Separate Account V

Pacific COLI Separate Account VI of Pacific Life Insurance Company

Pacific COLI Separate Account X of Pacific Life Insurance Company

Pacific COLI Separate Account XI of Pacific Life Insurance Company

Separate Account I of Pacific Life Insurance Company

Separate Accounts – Pacific Life & Annuity Company

Separate Account A of Pacific Life & Annuity Company

Pacific Select Exec Separate Account of Pacific Life & Annuity Company

Separate Account I of Pacific Life & Annuity Company

2.        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment #1 to be executed in its name and on behalf of its duly authorized representative as of the date specified above.

PACIFIC LIFE INSURANCE COMPANY

By: /s/ Jose T. Miscolta

Name: Jose T. Miscolta

Title: Assistant Vice President

Date: 3-26-14

Attest: /s/ Brandon J. Cage
Name: Brandon J. Cage, Assistant Secretary

PACIFIC LIFE & ANNUITY COMPANY

By: /s/ Jose T. Miscolta

Name: Jose T. Miscolta

Title: Assistant Vice President

Date: 3-26-14

Attest: /s/ Brandon J. Cage
Name: Brandon J. Cage, Assistant Secretary

OPPENHEIMER VARIABLE ACCOUNT FUNDS

By: /s/ Brian W. Wixted

Name: Brian W. Wixted

Title: Treasurer

Date: 5-5-14

OPPENHEIMERFUNDS, INC.

By: /s/ Lamar Kunes

Name: Lamar Kunes

Title: SVP

Date: 4-28-14

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